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                                                                   EXHIBIT 10.67

                               AMENDMENT TO THE
                                 MERISEL, INC.
                        1991 EMPLOYEE STOCK OPTION PLAN
                                 (As Amended)


     The Merisel, Inc. 1991 Employee Stock Option Plan (the "Plan") shall be amended as follows, effective on the 16th day of January, 1997:

          1. Section 10 of the Plan shall be amended by adding the following sentence, immediately succeeding the second sentence of Section 10:

       Upon any reorganization, merger or consolidation in which the Company is the surviving corporation, the Option Committee may, in its sole and absolute discretion, provide that each outstanding Option granted on or after January 16, 1997, shall be treated in the same manner and be subject to the same terms and conditions as could be the case if the Company were not the surviving corporation.

     IN WITNESS WHEREOF, this Instrument of amendment is executed this 16th day of January, 1997.

                              MERISEL, INC.


                              By:/s/ DWIGHT A. STEFFENSEN
                                 -------------------------
                                 Name:  Dwight A. Steffensen
                                 Title: Chairman and CEO